DATED 25 DAY OF MAY 2023

TENANCY AGREEMENT

....

BETWEEN

E LOOK EYEWEAR
[redacted]
(the "Landlord")

AND

SAGTEC GROUP SDN BHD
Co.Reg.No.: 201801021489 (1283508-P)
(the "Tenant")

....

NO. 43-1, & NO. 43-2, JALAN BESAR KEPONG,
52100 KEPONG, KUALA LUMPUR

....

AGREEMENT made the day and year stated in **Schedule A** between the party name and address **Schedule B** (hereinafter referred to as "the Landlord") of the part and the party whose name and address are stated in **Schedule C** (hereinafter referred to as "the Tenant") of the other part.

WHEREAS the Landlord is the registered proprietor of the property more particularly referred to and described in **Schedule D** (hereinafter referred to as "the Demised Premises").

THAT IS HEREBY AGREED as follows: -

1) The Landlord lets and the Tenant takes Demised Promises for the terms stipulated in **Schedule E** at the rent Stipulated in **Schedule F** payable in advance on the **1st day** of each and every month and subject to the terms and conditions hereinafter contained.

2) The Tenant shall upon execution of this Agreement pay the Landlord the sum stipulated in **Scheduled G**, and **Schedule H** by the way of deposit as security for the due observance and performance by the Tenant of the terms and conditions of this Agreement. The said sum in **Schedule G** and **H** shall be maintained at this figure and shall not deem to be treated as payment of rent but shall be refunded to the Tenant without interest subject to the deduction of any sum or sums which may be lawfully due from the Tenant to the Landlord at the termination of this tenancy.

3) The Tenant hereby covenants with the Landlord as follow: -

   a) To pay the Rent hereby reserved on the days and in the manner aforesaid

   b) To pay for all water, sewerage, indah water and electricity supplied to the demised premises.

   c) To keep the demised promises, the flooring and interior plaster or other surface material or rendering on walls and ceilings and the Landlord's fixtures thereon including doors, windows glass shutters, locks fastenings, electric wires, installations and fittings for the light and power and other fixtures and additions therein in good and tenantable repair and clean condition and to replace or repair and part of the demised premises and the Landlord's fixtures and fittings therein which shall be broken or damaged due to malicious, negligent or careless acts or omission of the Tenant, his servants, agents, invitees, or otherwise and further that if any damage is caused to the Landlord or to any person whomsoever directly or indirectly through the said damaged condition of any part of the interior of the remised premised (including floorings, walls, ceilings, doors, windows and other Landlord's fixtures) the Tenant shall be wholly responsible therefore and shall fully indemnify the Landlord against all

claims, demands, actions and legal proceedings whatsoever made upon the Landlord by any person in respect thereof.

d) To permit the Landlord's duly authorized agents at all reasonable times during the said terms with or without workmen or others upon giving one week's previous notice to enter upon the demised premises or any part thereof to view the state of repair and condition thereof and to give or leave on the demised premises notice in writing address to the Tenant of all defects and wants of reparation then there found and the Tenant shall within a period of One (1) calendar month from the date of such notice or sooner make good the same according to such notice and covenants in that behalf hereinbefore contained and if the Tenant shall fail so to do within the time stipulated herein the Tenant shall permit the Landlord to enter upon the demised premises for the purpose of carrying out such repairs and the cost thereof shall be repaid on demand by the Tenant to the Landlord.

e) To permit the Landlord or the Landlord's duly authorized agents with or without workmen or others at all reasonable times during the said term to enter upon the demised premises or any part thereof for the purpose of carrying out repairs to the adjoining or neighbouring parts of the demised premises.

f) Not to do or permit to be done upon the demised premises anything which may be a nuisance or annoyance to or in any way interfere with the use and enjoyment of the Tenants, licensees invitees and occupants of the surrounding buildings.

g) To use the demised premises only for the purpose specified in **Scheduled I** and to comply with the requirements of any planning rules regulations or by-laws in respect of such user.

h) Not to do or permit or suffer to be done anything whereby the policy or policies of insurance on the demised premises may become void or voidable or whereby the premium thereon may be increased and to make goof all damage suffered by the Landlord and to repay the Landlord on demand all sums paid by him by way of increased premium and all expenses incurred by the Landlord in or about any renewal of such policy or policies rendered necessary by a breach or non-observance of this covenant without prejudice to the other rights of the Landlord.

i) To comply at all times during the said term with all statutory and other requirements for ensuring the health safety and welfare of the persons using or employed in or about the demised premises or any part thereof.

j) Not to use or permit or suffer to be used the demised premises or any part thereof for any illegal or immoral purpose and not to do or cause or permit or suffer to be done on the demised premises or any part thereof anything which

may be or become a nuisance or annoyance or which may cause damage to the Landlord or to the occupiers for the time being af adjoining or neighbouring premises.

k) Forthwith to notify the Landlord in writing of any notices served by any competent authority and with all due speed to comply with the terms of the said notices as are effective and to keep the Landlord indemnified from and against all actions, costs claims demands and liability in respect thereof.

l) Not to make or permit to be made alteration in or additions or partitions to the demised premises or to Landlord's fixtures, fittings and decorations therein without having first obtained the written consent of the Landlord thereof and in the event of such alterations or additions or partitions with such materials and in such manner and at such time as shall be designated by the Landlord and upon the determination of the term hereby created, if so requested by the landlord, to restore the demised premises to their original state and condition at expense of the Tenant.

m) Not to assign, underlet or part with the actual or legal possession or the use of the demised premises or any part thereof for any term whatsoever without the previous consent in writing of the Landlord, such consent shall not be unreasonably withheld.

n) Not to install or cause to be installed in the said premises any heavy equipment or electrical appliances consuming high voltage without the prior written consent of the Landlord first had and obtained.

o) At the expiration or sooner determination of the tenancy to yield up peaceably the demised premises with the fixtures, fittings and decoration thereof (except the Tenant's fixtures) in good and tenantable repair and condition, fair wear and tear excepted.

p) At all times during the term hereby created to comply with all such requirements as may be imposed on the Tenant by any Ordinance of Act of Parliament or any other enactment passed by the state or relevant municipal authority now or hereafter in force and any orders, rules, regulations, by-laws, requirements and notices hereunder and to indemnify the Landlord against all loss damages sustained and arising out of the Tenant's breach thereof.

q) To apply for or cause application to be made at all proper times to the licensing authority for the time being to obtain the grant or renewal or any certificate and licenses necessary for using the Demised Premises for such business carried on as described in **Schedule I**.

4) The Landlord hereby convenance with the Tenant as follows: -

a) To pay all quit rent and assessment from time to time payable in respect of the demised premises

b) To keep the roof, main structure, exterior walls and the main drains and pipes of the demised premises in good and tenantable repair and condition throughout the period of the tenancy PROVIDED ALWAYS that if any act by Tenant, servants, agents or invitees results in any damage to the demised premises the cost and expense of making good for such damage shall be borne solely by the Tenant.

c) To permit the Tenant if he punctually pays the rent hereby reserved and other charges and observes the stipulations on his herein contained to peaceably enjoy the demised premises without any interruption or disturbance by the Landlord or those lawfully claiming title under or in trust for him.

d) At all times, throughout the tenancy to insure and keep insured the demised premises but excluding the Tenant's furniture fittings and chattels from loss or damage by fire and to pay all premiums necessary for that purpose.

e) To pay all outstanding water, Indah Water and electricity bills at the reading as stated in **Schedule K** before the delivery of vacant possession of the said property to the Tenant.

5) PROVIDED ALWAYS and it it hereby agreed as follows: -

a) If the rent hereby reserved or any part thereof shall at any time be unpaid for seven (7) days after the same shall have become due (whether formally demanded for or not or any covenant on the Tenant's part) here in contained shall not be performed or observed or it the Tenant shall have a receiving order made against him or shall have made any assignment for the benefit of his creditors by composition or otherwise or suffered any distress or attachment or execution to be levied against his goods or if the Tenant for the time being shall be a company and shall go into liquidation whether compulsory or otherwise except for the purpose of reconstruction or amalgamation then and in any such cases it shall be lawful for the Landlord at any time thereafter to re-enter upon demised premises or any antecedent breach of the conditions on the part of the Tenant herein contained.

b) If the Demised Premises or any part thereof shall be destroyed or damaged by fire (except such fire has been caused by the fault or negligence of the Tenant) so as to unfit for the use then the rent hereby covenanted to be paid or a fair proportion thereof according to the nature and extent of the damage sustained shall be suspended until the Demised Premises shall again be rendered fit for habitation and use. In the event of the Landlord's deciding not to rebuild and

reinstate the Demised Premised the Landlord shall within **Two (2) months** of such destruction notify the Tenant in writing of the Landlord's decision not to rebuild and then the rent hereby reserved shall cease to be payable and determine from the happening of such destruction or damage as aforesaid and the Tenant shall peaceably and quietly leave surrender and yield up to the Landlord possession of so much the Demised Premises as shall not have been destroyed.

c) The Landlord shall at written request of the Tenant made not less than **Two (2) months** before the expiration of the term hereby created and if there shall not at the time of such request be any existing breach to non-observance of any of the covenants on the part of the Tenant herein contained to be performed at the Tenant's expense grant to be Tenant a Tenancy of the Demised Premises for a further term stipulated in **Schedule J** subject to execution of fresh Tenancy Agreement.

d) Notwithstanding anything herein contained the Landlord shall not be under any liability whatsoever either to the Tenant or the Tenant's licensees servants or other persons in the demised premises calling upon the Tenant for accidents happening or injuries sustained or for loss of or damage to the Tenant and/or the above aforesaid persons goods or chattels or vehicles.

e) The Landlord shall not be under any liability whatsoever to the Tenant or any other person whosoever in respect of any inconvenience suffered resulting from renovation or repair work carried out by the Tenant shall fully indemnify the Landlord against all claims, demands, actions and proceedings whatsoever made upon the Landlord in respect of any damage to any person whatsoever caused by the negligence of the Tenant.

f) The Tenant shall be fully responsible for any damage caused to the Landlord or to any person whomsoever directly or indirectly through any defective or damaged condition of any part of the Demised Premises (including doors, windows and Landlord's fixtures) and the Tenant shall make good the same by payment or otherwise and shall fully indemnify the Landlord against all claims, demands, actions and legal proceedings whatsoever made upon the Landlord by any person in respect thereof.

g) In the event that the Tenant terminated this Agreement before the expiry of this **Two (2) years** Tenancy hereby created, the Landlord shall be entitled to forfeited the **Two (2) months'** rental security deposit and reserve the rights to claim back all the arrears due and payable to the Landlord from the Tenant and the Tenant shall give **Two (2) months** written notice to move out before expiration of the term.

6) Any notice or other document or writing required to be served delivered or given hereunder shall be sufficiently served if left addressed to the Tenant on the

Demised Premises or sent to the Tenant by registered post addressed to the Tenant's registered office or left at his last known address in Malaysia and any notice document or writing to the Landlord shall be sufficiently served if sent by registered post to the Landlord's address above given or to the Landlord's last known address.

7) The cost of and incidental to the preparation and completion of this Agreement including stamp duty disbursement and the Landlord's solicitor's full scale costs shall be borne and paid by the Tenant.

8) The Tenant hereby covenants with the Landlord to apply for the cause application to be made at all proper times to the licensing authority for the time being to obtain the grant or renewal of any certificated and license necessary for using the Demised Premises for such business carried on therein.

9) The Tenant agrees not to change or cause to be changed any electrical wiring or water piping arrangement in the said demised premises without having first obtained the written consent of the Landlord.

10)The Schedule shall be take read and construed as an integral part of this Agreement.

11)Time wherever mentioned shall be of the essence.

12)This Agreement shall be binding upon the heir's assigns personal representative and successors in title of the parties hereto.

13)This Agreement shall be construed and enforced in according with the Laws of Malaysia and the parties hereto agree to submit to the jurisdiction of the Malaysia courts.

SCHEDULES

(Which is part of this Agreement)

Schedule	Item	Particulars
A	The day and the year of this Agreement	The 25 day of May 2023
B	Name and address of the Landlord	E Look Eyewear Co.Reg.No: 200303168645 (001453099-W) Add No: 155, Jalan Besar, Kepong, 52100 Kuala Lumpur
C	Name and address of the Tenant	Sagtec Group Sdn Bhd Co.Reg.No: 201801021489 (1283508-P) Add No: No. 81, Leboh Unta Taman Berkeley, 41150 Klang, Selangor.
D	Description of the Demised Premises	No 43-1 & No 43-2, Jalan Besar Kepong, 52100 Kepong, Kuala Lumpur.
E	Term of Lease of Demised Premised	Two (2) years Commencing on 1st June 2023 to 31st May 2025.
F	The rate of monthly rental	RM2,400.00 per month (Ringgit Malaysia: Two Thousand Four Hundred Only)
G	Deposit as security for performance of the Tenant's covenants	RM4,800.00 (Ringgit Malaysia: Four Thousand Eight Hundred Only)
H	Deposit for water and electricity	RM3,000.00 (Ringgit Malaysia: Three Thousand Only)
I	Use of Demised Premises	For Office Use only
J	Option for renewal	For an option for Two (2) years with a maximum of 10% increment of the last rental
K	Meter Reading	Water: NIL Electricity: NIL

THE SECOND SCHEDULE

(Which is to be taken read and construed as an essential part of this Agreement)

SPECIAL EXPRESS CONDITIONS

1) The rental deposit is not allowed to contra the rental upon the expiry of the tenancy agreement as per Schedule G in the First Schedule herein abovementioned.

2) If the landlord did not receive the rental as per the tenancy as per clause 3 (a) of this Agreement, the Landlord have the right to temporarily disconnect the water and electricity until the rental have been fully paid by the tenant.

3) In any event GST is being imposed in Malaysia. The Tenant shall pay the total GST payable imposed on this Agreement.

4) The tenant shall not tamper with any of the electric or water meters of the said property at any time and should there be any local authorities taking legal actions against such acts the tenant hereby shall be held fully responsible in respect of such actions.

5) Tenant may pay monthly rental through

Name: E Look Eyewear

[redacted]

As and when required.

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SIGNED by the Tenant: -

....

NAME: NG CHEN LOK

IN WITNESS WHEREOF the parties hereto has hereunto set their hands the day and year first above written.

Signed by the Landlord

Name: E Look Eyewear)

Co.Reg.No: 200303168645 (001453099-W))

[redacted]

In the presence of

[redacted])
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Signed by the Tenant

Company Name: Sagtec Group Sdn Bhd)

Co.Reg.No: 201801021489 (1283508-P))

[redacted])
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In the presence of

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